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                                                                   Exhibit 23.8

                                                       Dauby O'Connor & Zaleski
                                                    A Limited Liability Company
                                                   Certified Public Accountants





                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Apartment Investment and Management Company ("AIMCO") for the registration of shares of its Class A Common Stock and to the incorporation by reference therein of our reports dated as referred to in Schedule I and Schedule II with respect to the audits referred to in Schedule I and Schedule II for the year ended December 31, 1994 and 1995, respectively included in AIMCO's Current Report on Form 8-K/A (as amended to date), dated June 3, 1997, and filed with the Securities and Exchange Commission.



                                            /S/ Dauby O'Connor & Zaleski, LLC
September 22, 1997                          Dauby O'Connor & Zaleski, LLC
Indianapolis, Indiana                       Certified Public Accountants

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                             SCHEDULE I
           AUDITS FOR THE YEAR ENDED DECEMBER 31, 1994

Report Date                            Partnership Name

January 7, 1995                        Brookview Apartments Company Limited
March 13, 1995                         Clover Ridge East Limited Partnership
January 7, 1995                        Colony Apartments Company Limited
January 25, 1995                       East Hampton Limited Partnership
January 25, 1995                       Edgewood II Associates
January 20, 1995                       Fairburn & Gordon Associates, Phase I
January 20, 1995                       Fairburn & Gordon Associates, Phase II
January 30, 1995                       Laing Village
January 25, 1995                       Oakland City/West End Associates, Ltd.
January 30, 1995                       Orangeburg Manor
February 6, 1995 except for Note 8
 which is dated June 9, 1995           Parkways Associates
January 25, 1995                       Pleasant Valley Apartments, Ltd.
January 25, 1995                       Sandy Springs Associates, Ltd.
February 8, 1995                       The Oak Park Partnership
February 6, 1995, except for Note 8
 which is dated June 9, 1995           The Rogers Park Partnership
February 8, 1995                       Tiffany Rehab Associates
January 20, 1995                       Village Green Apartments Company Limited
January 25, 1995                       Vineville Towers Associates, Ltd.
January 20, 1995                       Westgate Apartments

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                           SCHEDULE II
          AUDITS FOR THE YEAR ENDED DECEMBER 31, 1995

Report Date                            Partnership Name

January 19, 1996                       Brookview Apartments Company Limited
February 22, 1996                      Clover Ridge East Limited Partnership
January 19, 1996                       Colony Apartments Company Limited
January 19, 1996                       East Hampton Limited Partnership
January 19, 1996                       Edgewood II Associates
January 19, 1996                       Fairburn & Gordon Associates, Phase I
January 19, 1996                       Fairburn & Gordon Associates, Phase II
January 19, 1996                       Laing Village
January 19, 1996                       Oakland City/West End Associates, Ltd.
January 19, 1996                       Orangeburg Manor
January 19, 1996                       Pleasant Valley Apartments, Ltd.
January 25, 1996                       Sandy Springs Associates, Ltd.
February 22, 1996                      Tiffany Rehab Associates
January 19, 1996                       Village Green Apartments Company Limited
January 19, 1996                       Vineville Towers Associates, Ltd.
January 19, 1996                       Westgate Apartments